UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2023

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Cleco Corporate Holdings LLC: None	Cleco Power LLC: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2023, James McLean was appointed as a member of the Boards of Managers of Cleco Corporate Holdings LLC (“Cleco”) and Cleco Power LLC (“Cleco Power” and together with Cleco, the “Company”). Under the governance arrangements contained in the organizational agreements of Cleco, Cleco Power and Cleco Partners L.P., entities managed by each of Macquarie Infrastructure Partners III, L.P. (“Macquarie”), British Columbia Investment Management Corporation, and John Hancock Financial (or their affiliates through which they own their interests in the Company) have the right to designate certain managers of the Company. Mr. McLean was appointed to the Boards of Managers by John Hancock Financial and will serve on the Asset Management Committee. Mr. McLean does not receive additional compensation for his service on the Boards of Managers, which is consistent and on the same basis as the other members of the Boards of Managers appointed by the Owner Group as described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the Securities & Exchange Commission on March 8, 2023. Except as noted above, there are no other arrangements or understandings between Mr. McLean and any other persons pursuant to which Mr. McLean was selected as a Manager.

Mr. James McLean is a Director in Manulife's Infrastructure Investment Group. He joined John Hancock/Manulife in 2014 and is responsible for origination, execution, and asset management of investments in various infrastructure sectors. Mr. McLean holds a Bachelor's degree in Finance and Accounting from Providence College in Rhode Island.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: April 6, 2023	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: April 6, 2023	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer